UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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First Capital, Inc.
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April 5, 2016

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of First Capital, Inc.  We will hold the meeting at the main office of First Harrison Bank, 220 Federal Drive, N.W., Corydon, Indiana, on Wednesday, May 18, 2016, at 12:00 noon, local time.

The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.  During the meeting, we also will report on the operations of the Company.  Directors and officers of the Company, as well as a representative of Monroe Shine & Co., Inc., the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of shareholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to vote via the Internet or telephone or by returning a completed proxy card.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted via the Internet or by telephone.

We look forward to seeing you at the meeting.

Sincerely,

Gerald L. Uhl	William W. Harrod
Chairman of the Board	President and Chief Executive Officer

FIRST CAPITAL, INC.

220 Federal Drive, N.W.

Corydon, Indiana 47112

(812) 738-2198

NOTICE OF 2016 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	12:00 noon, local time, on Wednesday, May 18, 2016

PLACE	First Harrison Bank
220 Federal Drive, N.W.
Corydon, Indiana 47112

ITEMS OF BUSINESS	(1) The election of five directors to serve for a term of three years;

(2) The ratification of the selection of Monroe Shine & Co., Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

(3) An advisory vote on the compensation of our named executive officers as disclosed in the accompanying proxy statement;

(4) An Amendment to the Articles of Incorporation to increase the number of authorized shares; and

(5) The transaction of such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	In order to vote, you must have been a shareholder at the close of business on March 24, 2016.

PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet, by telephone or by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on the proxy card. A printed proxy card for the annual meeting and a self-addressed, postage pre-paid envelope will be mailed to all shareholders of record on or about April 5, 2016. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Jill R. Keinsley
Corporate Secretary

Corydon, Indiana
April 5, 2016

FIRST CAPITAL, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of First Capital, Inc. for the 2016 annual meeting of shareholders and for any adjournment or postponement of the annual meeting.  In this proxy statement, we may also refer to First Capital, Inc. as “First Capital,” the “Company,” “we,” “our” or “us.”

First Capital is the holding company for First Harrison Bank.  In this proxy statement, we may also refer to First Harrison Bank as “First Harrison” or the “Bank.”

We will hold the annual meeting at the Bank’s main office, 220 Federal Drive, N.W., Corydon, Indiana 47112, on Wednesday, May 18, 2016, at 12:00 noon, local time.

We intend to provide access to this proxy statement and a proxy card to shareholders of record beginning on or about April 5, 2016.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 18, 2016

This Proxy Statement is available at http://www.edocumentview.com/FCAP.

Also available on this website is the Company’s 2015 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, which includes the Company’s audited consolidated financial statements.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of First Capital common stock if the records of the Company show that you held your shares as of the close of business on March 24, 2016.  As of the close of business on March 24, 2016, a total of 3,338,603 shares of First Capital common stock were outstanding.  Each share of common stock has one vote.

The Company’s Articles of Incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own your shares of common stock of First Capital in one or more of the following ways:

•                                          Directly in your name as shareholder of record;

•                                          Indirectly through a broker, bank, or other holder of record in “street name”; or

•                                          Indirectly through the First Harrison Bank Employee Stock Ownership Plan (the “ESOP”) and Trust.

If your shares are registered directly in your name, you are the holder of record of those shares and we are sending these proxy materials directly to you.  As the holder of record, you have the right to give your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.

If you hold your shares in street name, your broker, bank, or other holder of record is sending these proxy materials to you.  As the beneficial owner, you have the right to direct your broker, bank, or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank, or other holder of record may allow you to provide voting instructions by telephone or by the Internet.  Please see the instruction form provided by your broker, bank, or other holder of record that accompanies this proxy statement.  If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting.  A recent brokerage account statement or a letter from your bank or broker are examples of proof of ownership.  If you want to vote your shares of First Capital common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank, or other holder who is the record holder of your shares.

Participants in the ESOP may direct the ESOP trustees how to vote the shares allocated to their accounts.  See “Participants in the ESOP” below.

Quorum and Vote Required

Quorum.  We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals.  At this year’s annual meeting, shareholders will elect five directors to each serve for a term of three years.  In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees.  There is no cumulative voting for the election of directors.  Directors must be elected by a plurality of the votes cast at the annual meeting.  This means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting.  The maximum number of directors to be elected at the annual meeting is five.

In voting on the ratification of the appointment of Monroe Shine & Co., Inc. as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, against the proposal, or abstain from voting. To be approved, the proposal requires the affirmative vote of a majority of the votes cast at the annual meeting.

In voting on the advisory resolution to approve the compensation of the Company’s named executive officers, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, the proposal requires the affirmative vote of a majority of the votes cast at the annual meeting.  Because your vote is advisory, it will not be binding on the Board or the Company. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

In voting on the approval of the amendment to the Articles of Incorporation to increase the number of authorized shares, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, the proposal requires the affirmative vote of a majority of the votes entitled to be cast at the annual meeting.

Effect of Not Casting Your Vote. If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors, with respect to the advisory proposal regarding executive compensation, or the amendment to the Articles of Incorporation. Your bank or broker is unable to vote your uninstructed shares in the election of directors, with respect to the advisory proposal regarding executive compensation, or the amendment to the Articles of Incorporation on a discretionary basis. Therefore, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, with respect to the advisory proposal regarding the executive compensation of the Company’s named executive officers, or the amendment to the Articles of Incorporation no votes will be cast on your behalf.  These are referred to as “broker non-votes.”  Your bank or broker, however, will continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm. If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count Votes.  If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting.  Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the ratification of the appointment of the independent registered public accounting firm and the advisory proposal with respect to the compensation of the Company’s named executive officers, abstentions and broker non-votes will have no effect on the outcome of the proposal.

In voting on the advisory resolution to approve the compensation of the Company’s named executive officers, abstentions and broker non-votes will have no effect on the outcome of the proposal.

In voting on the approval of the amendment to the Articles of Incorporation to increase the number of authorized shares, abstentions and broker non-votes have the same effect as a vote against the proposal.

Voting by Proxy

The Board of Directors of First Capital is sending you this proxy statement for the purpose of requesting that you allow your shares of First Capital common stock to be represented at the annual meeting by the designated proxies named by the Board of Directors.  All shares of First Capital common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card.  If you sign, date, and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends a vote:

•                  “FOR” each of the nominees for director;

•                  “FOR” the ratification of Monroe Shine & Co., Inc. as the Company’s independent registered public accounting firm;

•                  “FOR” the approval of the compensation of the Company’s named executive officers as disclosed in this proxy statement; and

•                  “FOR” the approval of the amendment to the Articles of Incorporation to increase the number of authorized shares of the Company.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment as to how to vote your shares.  This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies.  If the annual meeting is postponed or adjourned, your First Capital common stock may be voted by the persons named in the proxy card on the new meeting date as well unless you have revoked your proxy.  The Company does not know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the annual meeting.  To revoke your proxy, you must either advise the Company’s Corporate Secretary in writing before your shares have been voted at the annual meeting, deliver valid proxy instructions with a later date, or attend the meeting and vote your shares in person.  Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Instead of voting by mailing a proxy card, registered shareholders can vote their shares of Company common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate shareholders’ identities, allow shareholders to cast their vote, and confirm that their vote has been recorded properly. Specific instructions for Internet and telephone voting are set forth on the proxy card. The deadline for voting via the Internet or by telephone is 1:00 a.m., local time, on May 18, 2016.

Participants in the ESOP

If you participate in the ESOP, you will receive a voting instruction form for all shares you may vote under the plan.  Under the terms of the ESOP, the ESOP trustees vote all shares held by the ESOP, but each participant in the ESOP may direct the trustees how to vote the shares of Company common stock allocated to his or her account.  The ESOP trustees will vote all allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustees have received valid voting instructions.  The deadline for returning your voting instructions to the ESOP trustees is May 5, 2016.

CORPORATE GOVERNANCE

General

The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency, and fully complies with the laws, rules, and regulations that govern the Company’s operations.  As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Director Independence

The Company’s Board of Directors currently consists of twelve members.  All of the directors are independent under the listing standards of the Nasdaq Stock Market, Inc., except for William W. Harrod.  In determining the independence of its directors, the Board of Directors considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers—Transactions With Related Persons,” including loans or lines of credit that the Bank has, directly or indirectly, made to Directors Byrd, Ernstberger, Harrod, Dennis L. Huber, Kraft, Saulman, Wallace, Orwick, Mark Shireman, Michael Shireman and Samuel Uhl.

Board Leadership Structure and Board’s Role in Risk Oversight

Gerald L. Uhl currently serves as Chairman of the Company’s Board of Directors.  The Chairman is independent under the listing standards of the Nasdaq Stock Market, Inc. and does not serve as Chief Executive Officer.  However, the Board does not believe that mandating a particular structure, such as requiring that the Chairman of the Board be independent under the listing standards of the Nasdaq Stock Market, Inc. or separating the Chairman and Chief Executive Officer positions, are necessary to achieve effective oversight. The Company’s Board of Directors endorses the view that one of its primary functions is to protect shareholders’ interests by providing independent oversight of management, including the Chief Executive Officer. The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director, and the Chairman does not vote on any related party transaction. All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the shareholders.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  The Company faces a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk, and reputation risk.  Management is responsible for the day-to-day management of the risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk management oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.  Toward this end, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company.  Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters.  The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through the Board’s standing committees and, when necessary, special meetings of independent directors.

Committees of the Board of Directors

The following table identifies our standing committees and their members.  The members of the Audit, Compensation, and Nominating Committees are each independent in accordance with the relevant listing standards of the Nasdaq Stock Market, Inc.  The charters of the Audit Committee, Nominating Committee, and Compensation Committee are available in the Investor Relations section of the Bank’s website (www.firstharrison.com).

Director	Executive Committee	Audit Committee	Compensation Committee	Nominating Committee
Christopher L. Byrd		X	X
Kathryn W. Ernstberger	X		X	X*
William W. Harrod	X
Dana L. Huber			X	X
Pamela G. Kraft			X*
William I. Orwick, Sr.		X		X
Kenneth R. Saulman		X	X	X
Mark D. Shireman	X
Michael L. Shireman	X
Samuel E. Uhl	X
Gerald L. Uhl	X*
Carolyn E. Wallace		X*
Number of Meetings in 2015	0	12	4	3

*  Denotes Chairperson

Executive Committee.  The Executive Committee evaluates issues of major importance to the Company between regularly scheduled Board meetings.  The Executive Committee acts on issues delegated to it by the Board of Directors.

Audit Committee.  The Board of Directors has a separately-designated standing Audit Committee established in accordance with the Securities Exchange Act of 1934, as amended.  The Audit Committee meets periodically with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters.  The Board of Directors has determined that Christopher L. Byrd, William I. Orwick, Sr., and Carolyn E. Wallace are “audit committee financial experts” under the rules of the Securities and Exchange Commission.  The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement.  See “Report of the Audit Committee.”

Compensation Committee.  The Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the Chief Executive Officer and Chief Financial Officer.  The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer, Chief Financial Officer and other highly compensated executive officers’ compensation including base salary, annual incentives, short-term incentives, benefits and other perquisites.  In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executives’ total compensation package.  Decisions by the Compensation Committee with respect to the compensation of the Chief Executive Officer and Chief Financial Officer are approved by the full Board of Directors.  The Compensation Committee also assists the Board of Directors in evaluating potential candidates for executive positions.

Nominating Committee.  The Nominating Committee annually selects the Board’s nominees for election as directors.  For the procedures of the Nominating Committee, see “Nominating Committee Procedures” below.

Nominating Committee Procedures

General.  It is the policy of the Nominating Committee to consider director candidates recommended by shareholders who appear qualified to serve on the Board of Directors.  The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors.  In order to avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders.  To submit a recommendation of a director candidate to the Nominating Committee, a shareholder should submit the following information in writing, addressed to Kathryn Ernstberger, Chairperson of the Nominating Committee, care of the Corporate Secretary, at the main office of the Company:

1.                                      The name of the person recommended as a director candidate;

2.                                      All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.                                      The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.                                      As to the shareholder making the recommendation, the name and address, as he or she appears on the Company’s books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address, along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.                                      A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the Nominating Committee must receive the recommendation at least 120 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Minimum Qualifications for Nominees.  The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors.  First, a candidate must meet the age limitation requirements set forth in the Company’s Bylaws.  A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating Committee will consider the following criteria in selecting nominees:  financial, regulatory, and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its shareholders; independence; and any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors, and regulatory disclosure obligations.  The Board will also consider the extent to which the candidate helps the Board of Directors reflect the diversity of the Company’s shareholders, employees, customers, and communities. The Committee also may consider the current composition and size of the Board of Directors, the balance of management and independent directors, and the need for audit committee expertise.

In addition, before nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills, and contributions that the existing director brings to the Board; and independence.

Process for Identifying and Evaluating Nominees.  For purposes of identifying nominees for the Board of Directors, the Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of First Capital’s local communities.  The Nominating Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth above.  The Nominating Committee have not used an independent search firm in identifying nominees.

In evaluating potential candidates, the Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above.  In addition, the Nominating Committee will conduct a check of the individual’s background and interview the candidate.

Board and Committee Meetings

The business of First Capital and First Harrison is conducted through meetings and activities of their respective Boards of Directors and committees.  During the fiscal year ended December 31, 2015, the Board of Directors of First Capital held 13 meetings and the Board of Directors of First Harrison held 13 meetings.  No director attended fewer than 75% of the total meetings of the Boards of Directors and of the committees on which that director served.

Directors Attendance at Annual Meeting

The Board of Directors encourages directors to attend the Company’s annual meeting of shareholders.  All directors other than Michael Shireman and Pamela Kraft attended the Company’s 2015 annual meeting of shareholders.

Code of Ethics and Business Conduct

First Capital has adopted a Code of Ethics and Business Conduct (the “Code”) that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct.  The Code, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations.  In addition, the Code is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal control over financial reporting.  The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.  The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.  The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Auditing Standard 16, as adopted by the Public Company Accounting Oversight Board, including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management.  In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit.  The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity.  In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States of America.  The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.  The Audit Committee has appointed, subject to shareholder ratification, the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

The Audit Committee of the Board of Directors

of First Capital, Inc.

Carolyn E. Wallace, Chairperson

Christopher L. Byrd

William I. Orwick, Sr.

Kenneth R. Saulman

DIRECTORS’ COMPENSATION

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2015 fiscal year.  The table excludes perquisites, which did not exceed $10,000 in the aggregate for each director.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (2)	All Other Compensation (3)	Total
Christopher L. Byrd	$14,425	$12,250	$—	$1,298	$27,973
Kathryn W. Ernstberger	14,425	12,250	—	1,298	27,973
Dana L. Huber	12,050	—	—	1,085	13,135
Dennis L. Huber (4)	5,990	12,250	—	539	18,779
Pamela G. Kraft	14,425	12,250	—	1,298	27,973
William I. Orwick, Sr.	14,425	12,250	—	1,298	27,973
Kenneth R. Saulman	14,425	12,250	—	1,298	27,973
Mark D. Shireman	14,425	12,250	3,211	1,298	31,184
Michael L. Shireman	14,425	12,250	—	1,298	27,973
Gerald L. Uhl	14,425	12,250	7,062	1,298	35,035
Samuel E. Uhl	14,425	12,250	—	1,298	27,973
Carolyn E. Wallace	14,425	12,250	—	1,298	27,973

(1)         On February 17, 2015, Directors Byrd, Ernstberger, Dennis Huber, Kraft, Orwick, Saulman, Shireman, Shireman, Uhl, Uhl and Wallace each received a grant of 500 shares of restricted stock of the Company at a closing stock price of $24.50 with a grant date fair value of $12,250.  The restricted stock vests 20% of the grant each year on July 1st, beginning on July 1, 2016 through July 1, 2020.

(2)         Represents above market earnings credited to the directors’ deferred compensation arrangements in fiscal 2015. Only Messrs. Gerald Uhl and Mark Shireman maintain a deferred compensation agreement with First Harrison Bank.

(3)         Represents a bonus earned in 2015 and paid in the first quarter of 2016.

(4)         Dennis L. Huber retired in May of 2015, at which time his shares of restricted stock fully vested.

Directors’ Fees

For the year ending December 31, 2016, members of First Harrison’s Board of Directors will receive $1,241 per Board meeting held.  No separate fees will be paid for service on committees or on First Capital’s Board of Directors.

Directors’ Deferred Compensation Agreements

Effective April 1, 1992, First Harrison Bank entered into Director Deferred Compensation Agreements with Mark D. Shireman and Gerald L. Uhl.  The agreements provided each director with an opportunity to defer a portion of his fees for a specified period of time.  All deferrals have ceased under the agreements.  The agreements provide each participating director with a fixed benefit which, at the election of each director, is payable in a lump sum or monthly over a 180-month period.  The agreements provide that the directors may receive their deferred compensation benefit upon the earlier of: attainment of age 70, disability, early retirement or death.  The agreements also provide for a $10,000 death benefit for burial expenses.

STOCK OWNERSHIP

First Capital does not know of any beneficial owners of more than 5% of the Company’s outstanding common stock.  The following table provides information as of March 24, 2016 about the shares of First Capital common stock that may be considered to be beneficially owned by each director, each nominee for director, by each named executive officer listed in the “Summary Compensation Table” and by all directors and executive officers of the Company as a group.  A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.  Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown and none of the named individuals has pledged his or her shares.

Name	Number of Shares Owned		Percent of Common Stock Outstanding (1)

Christopher L. Byrd	2,727	(2)	*
Kathryn W. Ernstberger	1,050	(2)	*
Michael C. Frederick	5,488	(3)	*
William W. Harrod	12,178	(4)	*
Dana L. Huber	4,200		*
Pamela G. Kraft	1,400	(5)	*
William I. Orwick, Sr.	3,000	(2)	*
Kenneth R. Saulman	12,863	(6)	*
Mark D. Shireman	49,344	(7)	1.48%
Michael L. Shireman	20,382	(8)	*
Dennis Thomas	8,427	(9)	*
Gerald L. Uhl	43,528	(10)	1.30%
Samuel E. Uhl	37,945	(11)	1.14%
Carolyn E. Wallace	912	(2)	*

All directors and executive officers as a group (14 persons)	203,444		6.09%

*                  Less than 1.0%.

(1)          Based on 3,338,603 shares of Company common stock outstanding and entitled to vote as of March 24, 2016.

(2)          Includes 500 shares of restricted stock.

(3)          Includes 2,856 shares allocated under the ESOP as to which Mr. Frederick exercises voting but not investment power and 1,500 shares of restricted stock.

(4)          Includes 3,502 shares allocated under the ESOP as to which Mr. Harrod exercises voting but not investment power and 1,500 shares of restricted stock.

(5)          Includes 330 shares held by the individual retirement account of Ms. Kraft’s spouse and 500 shares of restricted stock.

(6)          Includes 108 shares held indirectly for Mr. Saulman’s grandchildren and 500 shares of restricted stock.

(7)          Includes 7,992 shares owned by Mr. Mark Shireman’s spouse, 2,200 shares held by the individual retirement account of Mr. Mark Shireman’s spouse, and 500 shares of restricted stock.

(8)          Includes 4,684 shares owned by Mr. Michael Shireman’s spouse, 3,535 shares held by the individual retirement account of Mr. Michael Shireman’s spouse, and 500 shares of restricted stock.

(9)          Includes 1,759 shares allocated under the ESOP as to which Mr. Thomas exercises voting but not investment power and 1,500 shares of restricted stock.

(10)   Includes 6,113 shares owned by Mr. Gerald Uhl’s spouse, 13,107 shares held by the individual retirement account of Mr. Gerald Uhl’s spouse, and 500 shares of restricted stock.

(11)   Includes 230 shares owned by Mr. Samuel Uhl’s spouse and 500 shares of restricted stock.

ITEMS TO BE VOTED ON BY SHAREHOLDERS

Item 1 — Election of Directors

The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year.  Five directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified.  The nominees are Christopher L. Byrd, Pamela G. Kraft, Mark D. Shireman, Michael L. Shireman, and Samuel E. Uhl, each of whom are currently directors of the Company and the Bank.  There are no family relationships among the directors except as follows: Samuel E. Uhl and Gerald L. Uhl are brothers, and Mark D. Shireman and Michael L. Shireman are brothers.

The Board of Directors intends to vote the proxies solicited by it in favor of the election of the nominees named above.  If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors.  Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board.  At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of Christopher L. Byrd, Pamela G. Kraft, Mark D. Shireman, Michael L. Shireman, and Samuel E. Uhl.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below.  Unless otherwise stated, each individual has held his or her current occupation for the last five years.  The age indicated in each individual’s biography is as of December 31, 2015.  The indicated period for service as a director includes service as a director of First Harrison.

Board Nominees for Terms Ending in 2019

Christopher L. Byrd is the manager and owner of Hoosier Hollywood Development, LLC (d/b/a Corydon Cinemas) in Corydon, Indiana, and is also a licensed certified public accountant and attorney.  Age 47.  Director since 2010.

Mr. Byrd’s background offers the Board of Directors significant small company management experience, specifically within the community in which the Bank conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment.  In addition, Mr. Byrd offers the Board significant business experience from a setting outside of the financial services industry.

Pamela G. Kraft is the President of Generations Monuments & Memorials, Inc. in New Albany, Indiana and serves as Vice President — Treasurer of the Funeral Consumer Guardian Society in New Albany, Indiana.  Age 56.  Director since 2010.

Ms. Kraft’s involvement with the Funeral Consumer Guardian Society has allowed her to develop strong ties to the community and has provided the Board with valuable insight regarding the local business environment.

Mark D. Shireman is the Chairman of the Board of James L. Shireman, Inc. in Corydon, Indiana.  Age 64.  Director since 1989.

Mr. Shireman’s substantial small company management experience, specifically within the region in which the Bank conducts its business, provides the Board of Directors with valuable insight regarding the local business and consumer environment.  In addition, Mr. Shireman offers the Board significant business experience from a setting outside of the financial services industry through his involvement in business and civic organizations in the communities in which the Bank serves.

Michael L. Shireman is the Chairman of the Board of Uhl Truck Sales, Inc., a medium and heavy truck dealer in Louisville, Kentucky and Palmyra, Indiana.  Mr. Shireman is a former director of HCB Bancorp, Inc.  Age 67.  Director since 2000.

Mr. Shireman’s background offers the Board of Directors significant small company management experience, specifically within the community in which the Bank conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment.  In addition, Mr. Shireman offers the Board significant business experience from a setting outside of the financial services industry.

Samuel E. Uhl served the President and Chief Executive Officer of First Harrison and as the Chief Operating Officer of First Capital from 1996 until his retirement in 2012.  Age 70.  Director since 1995.

Mr. Uhl’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Bank serves affords the Board valuable insight regarding the business and operations of the Company and Bank.  In addition, Mr. Uhl’s knowledge of all aspects of the Company’s and Bank’s business and history, combined with his success and strategic vision, position him well to serve as director.

Directors Continuing in Office with Terms Ending in 2018

Kathryn W. Ernstberger is a professor of business administration at Indiana University Southeast in New Albany, Indiana.  Age 53.  Director since 2003.

Ms. Ernstberger’s expertise provides the Board of Directors with quantitative business analysis skills, specifically in the areas of statistics and mathematical modeling.

William I. Orwick, Sr.  has been a partner in the accounting firm of Rodefer Moss & Co., PLLC in New Albany, Indiana since September 2009.  Mr. Orwick was previously a partner in the accounting firm of Melhiser Endres Tucker CPAs PC prior to such firm’s acquisition by Rodefer Moss & Co., PLLC in September 2009.  Age 59.  Director since 2010.

As a partner in a certified public accounting firm, Mr. Orwick provides the Board of Directors with significant experience regarding accounting and compliance matters.  Mr. Orwick’s experience also offers the Board of Directors substantial small and local company operations and management experience, specifically within the region in which the Bank conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment.  In addition, Mr. Orwick offers the board significant business experience individually and from his network of professionals and organizations both familiar with matters outside and inside of the financial services industry.

Kenneth R. Saulman was employed as a right-of-way supervisor for Clark County REMC, an electrical service company in Sellersburg, Indiana, until his retirement in 2008.  Age 73.  Director since 1997.

Mr. Saulman’s experience as a current elected official in the Bank’s local community, as well as his prior service with a rural electric cooperative, provides the Board with an understanding of issues related to growth in the local community and opportunities for growth in surrounding counties.

Carolyn E. Wallace is the Director of Business Operations for the South Harrison Community School Corporation in Corydon, Indiana.  Age 46.  Director since 2010.

Ms. Wallace’s training as a certified public accountant and accounting background provide the Board with experience regarding accounting and financial matters.

Directors Continuing in Office with Terms Ending in 2017

William W. Harrod became the President and Chief Executive Officer of First Capital in January 2000 and became the President and Chief Executive Officer of First Harrison in October 2012.  Mr. Harrod previously served as President and Chief Executive Officer of HCB Bancorp, Inc. and Harrison County Bank.  Mr. Harrod is a former director of HCB Bancorp, Inc.  Age 59.  Director since 2000.

Mr. Harrod’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Bank serves affords the Board valuable insight regarding the business and operations of the Company and Bank.  In addition, Mr. Harrod’s knowledge of all aspects of the Company’s and Bank’s business and history, combined with his success and strategic vision, position him well to continue to serve as President and Chief Executive Officer of the Company.

Dana L. Huber is currently the Vice President, Marketing and Public Relations at Huber’s Orchard, Winery, & Vineyards.  Prior to joining Huber’s Orchard, Winery, & Vineyards in 2003, Ms. Huber worked for Humana, Citicorp, and Kindred Healthcare.  Age 48. Director since 2015.

Ms. Huber’s experience managing a sixth generation family owned business offers the Board of Directors substantial small company management experience.  She is also very familiar within the region in which the Bank conducts its business and provides the Board with insight regarding the local business and consumer environment.

Gerald L. Uhl is the retired Business Manager and Controller for Jacobi Sales, Inc., a farm implement dealership in Palmyra, Indiana.  Age 75.  Director since 1973.

Mr. Uhl offers the Board of Directors substantial small company management experience, specifically within the region in which the Bank conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment.  In addition, Mr. Uhl offers the Board significant business experience from a setting outside of the financial services industry.

Item 2 — Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Monroe Shine & Co., Inc. to be the Company’s independent registered public accounting firm for the 2016 fiscal year, subject to ratification by shareholders.  A representative of Monroe Shine & Co., Inc. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast by shareholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Monroe Shine & Co., Inc. as the Company’s independent registered public accounting firm.

Audit Fees.  The following table sets forth the fees that Monroe Shine & Co., Inc. billed to the Company for the fiscal years ended December 31, 2015 and 2014.

	2015	2014
Audit Fees (1)	$116,600	$104,350
Audit-Related Fees (2)	75,690	28,835
Tax Fees (3)	24,870	16,320
All Other Fees	—	—
TOTAL	217,160	149,505

(1)                  Includes fees billed for the audit of consolidated financial statements, including review of interim financial information contained in Quarterly Reports on Form 10-Q and other regulatory reports.

(2)                  Includes fees billed for attestation and related services traditionally performed by the auditor, including attestation services not required by statute or regulation, and consultation concerning financial accounting, reporting and regulatory standards. For 2015, includes fees for assistance with due diligence and regulatory filings prepared in connection with the acquisition of Peoples Bancorp, Inc. of Bullitt County.

(3)                   Includes fees billed for tax compliance services, including preparation of federal and state income tax returns, preparation of property tax returns, and tax payment and planning advice.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm.  The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm.  In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm.  This approval process ensures that the firm does not provide any non-audit services to the Company that are prohibited by law or regulation.

Item 3 — Advisory Vote on Executive Compensation

As required by federal securities laws, the Board of Directors is providing the Company’s shareholders with an opportunity to provide an advisory vote on the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related narrative discussion contained in this proxy statement.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through a vote on the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion contained in the 2016 proxy statement, is hereby approved.”

This advisory vote on the compensation of our named executive officers is not binding on us, our Board of Directors or the Compensation Committee. However, our Board of Directors and the Compensation Committee will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.

The Board of Directors recommends that shareholders vote “FOR” the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion contained in this proxy statement.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the principal executive officer of the Company, and for the next two most highly compensated executive officers of the Company whose total compensation for the year ended December 31, 2015 exceeded $100,000.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Non-Equity Incentive Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)

William W. Harrod	2015	$211,773	$—	$23,454	$27,512	$262,739
President, Chief Executive Officer and Chief Operating Officer	2014	204,270	—	38,783	26,485	269,538

Michael C. Frederick	2015	122,089	—	16,702	21,488	160,240
Chief Financial Officer	2014	118,533	—	29,817	20,690	169,040

Dennis Thomas	2015	111,674	—	15,900	18,301	145,875
Senior Vice President	2014	108,420	—	28,553	17,382	154,355

(1)         For Mr. Harrod, includes directors’ fees for service as an employee director of $14,425 and $14,006 for 2015 and 2014, respectively.

(2)         Bonus amounts earned in 2015 and 2014 were paid under the First Harrison Bank Incentive Plan.  The Incentive Plan provides each named executive officer with the opportunity to earn a cash incentive based upon a percentage of base salary if the Company achieves certain profitability and efficiency performance goals and each executive achieves individual performance goals based on his position with First Harrison Bank.

(3)         Details of the amounts reported in the “All Other Compensation” column for 2015 are provided in the table below:

	Mr. Harrod	Mr. Frederick	Mr. Thomas
Employer contributions to 401(k) plan	$13,816	$8,546	$7,817
Health insurance	10,743	10,044	9,170
Disability insurance	860	860	839
Life insurance	343	248	226
Dental insurance	249	249	249
Employer contributions to health savings account	1,500	1,500	—

Change in Control Agreements

First Harrison and First Capital maintain a change in control agreement dated January 20, 2015 with each of William W. Harrod, Michael C. Frederick, Dennis Thomas, and Jill Keinsley.

Upon the occurrence of a change in control (as defined in the agreement) followed within twelve (12) months of the effective date of the change in control by the voluntary or involuntary termination of the executive’s employment, other than for “cause” (as defined in the agreement), the executive will be entitled to certain post-termination payments and benefits.  For purposes of this agreement, “voluntary termination” is limited to the circumstances in which the executive elects to voluntarily terminate his or her employment within twelve (12) months of the effective date of a change in control following any material demotion, loss of title, office or significant authority, material reduction in his annual compensation or benefits (other than a reduction affecting the personnel or the Bank generally), or the relocation of his or her principal place of employment by more than 25 miles from its location immediately prior to the change in control.

Under the terms of the agreements, the executive is entitled to receive, as severance pay, a sum equal to three (3) times the sum of the executive’s wages, salary, bonus, and other compensation, if any, paid (including accrued amounts) by the Company or the Bank to the executive during the twelve (12) month period ending on the last day of the month preceding the effective date of the change in control.  The executive is entitled to receive this payment in a lump sum no later than thirty (30) days after the date of his or her termination.  In addition to a cash severance payment, the executive is also entitled to continued life, medical, dental and disability insurance coverage for thirty-six months following termination of employment.  Notwithstanding any provision in the employment agreements to the contrary, payments and benefits under the agreements are limited so that they will not constitute excess parachute payments under Section 280G of the Internal Revenue Code.

Following termination of employment for any reason, each named executive officer is entitled to his or her own non-forfeitable interest in the Bank’s tax-qualified plans.  The tax-qualified benefits are distributed in accordance with each executive’s distribution election.

All payments due under the employment agreements are guaranteed by First Capital.  All reasonable costs and legal fees incurred by an executive under any dispute or question of interpretation relating to the employment agreements will be paid by First Capital, if the executive is successful on the merits in a legal judgment, arbitration or settlement.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission.  Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers, directors and greater than 10% beneficial owners has complied with applicable reporting requirements for transactions in First Capital common stock during the fiscal year ended December 31, 2015.

Transactions with Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits First Capital from extending loans to its executive officers and directors.  However, the Sarbanes-Oxley Act contains a specific exemption from this prohibition for loans by First Harrison to its executive officers and directors in compliance with federal banking regulations.  Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features.  First Harrison, therefore, is prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public.  Notwithstanding this rule, federal regulations permit First Harrison to make loans to its executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.  Currently, the Bank does not have such a program.

The Company does not have a comprehensive written policy for the review, approval or ratification of certain transactions with related persons.  However, in accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceeds the greater of $25,000 or 5% of First Capital’s capital and surplus (up to a maximum of $500,000) and such loans are approved in advance by a majority of the disinterested members of the Board of Directors.  Additionally, as required by the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or emerging conflicts of interest to the Company’s President and Chief Executive Officer.  Such potential conflicts of interest include, but are not limited to: (i) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 5% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

Director Gerald L. Uhl was a shareholder in Jacobi Sales, Inc. (“JSI”) on December 31, 2015, a farm implement dealership that contracts with First Harrison to provide sales financing to customers of JSI. First Harrison does not grant preferential credit under this arrangement.  During the fiscal year ended December 31, 2015, First Harrison granted approximately $862,00 of credit to JSI customers and such loans had an aggregate outstanding balance of $1,300,000 as of December 31, 2015.  As of December 31, 2015, five loans, with an aggregate outstanding balance of $23,000, were delinquent 30 days or more.

There are no other transactions or series of similar transactions between us and any of our directors or executive officers in which the amount involved exceeds $120,000 since the beginning of our last fiscal year, or which are currently proposed.

Item 4 —Vote on Amendment to Company’s Articles of Incorporation to Increase Authorized Shares of Common Stock

At a meeting held on February 16, 2016, the Company’s Board of Directors unanimously adopted resolutions approving and submitting to a vote of the Shareholders, an amendment to Article III, Section 3.01 of the Company’s Articles of Incorporation which would increase the authorized shares of the Company’s common stock from 5,000,000 to 7,500,000 shares, with a par value of $0.01 (the “Amendment”). No change is being proposed to the Company’s preferred stock. The complete text of Section 3.01 of Article III, as amended, reads as follows:

Section 3.01. Amount. The total number of shares of all classes of stock which the Corporation shall have authority to issue is eight million five hundred thousand (8,500,000), of which seven million five hundred thousand (7,500,000) shall be common stock, par value $0.01 per share, and one million (1,000,000) shall be serial preferred stock, par value $0.01 per share.

On March 24, 2016, the number of the Company’s outstanding shares of common stock was 3,338,603 and there were 204,000 shares of common stock reserved for issuance under the 2009 Equity Incentive Plan.  Consequently, 1,457,397 authorized shares of common stock remain available for future issuance.

The Board has concluded that it is in the best interests of the Company and its shareholders to increase the amount of the Company’s authorized common stock at this year’s Annual Meeting of Shareholders. The additional shares of Common Stock authorized by the Amendment would be available for general corporate purposes, including acquisitions, financings, employee stock incentive plans, stock dividends, or stock splits.  Other than issuances of Common Stock in connection with such general purposes and the 2009 Equity Incentive Plan, the Company has no plans, understandings, or agreements at this time to issue any additional shares of its Common Stock.

If the Amendment is adopted by the shareholders, the Board of Directors could authorize the issuance of any authorized but unissued shares of Common Stock on terms determined by it without further action by the shareholders, unless the shares were issued in a transaction requiring shareholder approval.  All attributes of the additional shares of Common Stock would be the same as those of the existing shares of authorized and unissued Common Stock.

Under the Company’s Articles of Incorporation, the shareholders of the Company have no pre-emptive rights to subscribe to or purchase any shares of Common Stock or other securities of the Company. Shareholders should also note that issuance of additional shares of common stock other than on a pro-rata basis to all current shareholders would reduce the proportionate interests in the Company held by current shareholders.

The Amendment is not intended as an anti-takeover provision, but it may have an anti-takeover effect. Although the Board presently has no intention of doing so, the authorized but unissued Common Stock could be used to discourage or render more difficult certain takeover attempts of the Company through the issuance of a number of shares sufficient to dilute the interests of a person seeking control or to increase the total amount of consideration necessary for a person to obtain control of the Company.

Assuming a quorum is present at the Annual Meeting of Shareholders, the Amendment will be approved by the shareholders if the votes cast in favor of the Amendment at the Annual Meeting exceed the votes cast against the Amendment. If sufficient votes are received, the Amendment will become effective upon the filing of Articles of Amendment to the Company’s Articles of Incorporation with the Indiana Secretary of State.

The Board of Directors recommends that shareholders vote “FOR” the approval of the amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock.

SUBMISSION OF BUSINESS PROPOSALS

AND SHAREHOLDER NOMINATIONS

Proposals that shareholders seek to have included in the proxy statement for the Company’s next annual meeting must be received by the Company no later than December 6, 2016.  If next year’s annual meeting is held on a date more than 30 days from May 18, 2017, a shareholder proposal must be received within a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting.  Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities Exchange Commission.

The Company’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 90 nor more than 120 days’ before the date of the annual meeting; provided that if less than 100 days’ notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders.  A copy of the Bylaws may be obtained from the Company.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholders to communicate with the Board of Directors and/or individual directors.  Shareholders who wish to communicate with the Board of Directors or an individual director should do so in writing to William W. Harrod, President and Chief Executive Officer of First Capital, Inc., 220 Federal Drive, N.W., Corydon, Indiana 47112.  Communications regarding financial or accounting policies may be made in writing to the Chairperson of the Audit Committee, Carolyn E. Wallace, at the same address.  All other communications should be sent in writing to the attention of the Chairperson of the Nominating Committee, Kathryn Ernstberger, also at the same address.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of First Capital common stock.  In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

A notice of internet availability regarding this proxy statement and the Company’s Annual Report on Form 10-K has been mailed to persons who were shareholders as of the close of business on April 5, 2016.  Any shareholder who would like to receive a paper copy of the proxy statement or Form 10-K may obtain a copy by writing to the Corporate Secretary of the Company.  The Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning a proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

Jill R. Keinsley
Corporate Secretary

Corydon, Indiana
April 5, 2016

NNNNNNNNNNNN . + NNNNNN C 1234567890 0 00004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/FCAP • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Important Notice Regarding the Availability of Proxy Materials for the First Capital, Inc. Meeting to be Held on May 18, 2016 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement, annual report to shareholders, Notice and Access card and Proxy Card are available at: www.investorvote.com/FCAP : Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.investorvote.com/FCAP. Step 2: Click on the icon on the right to view current meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 08, 2016 to facilitate timely delivery. + C O Y 02B8GC NNNNNNNNN Shareholder Meeting Notice1234 5678 9012 345 IMPORTANT ANNUAL MEETING INFORMATION

. First Capital Inc. Annual Meeting of Shareholders will be held on May 18, 2016 at 220 Federal Drive, Corydon, Indiana 47112, at 12:00 noon. Eastern Daylight Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees, FOR Proposals 2, 3 and 4: 1. Election of Directors. 01 – Christopher l. Byrd 02 – Mark D. Shireman 03 – Pamela G. Kraft 04 – Michael L. Shireman 05 – Samuel E. Uhl The ratification of the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm for First Capital for the fiscal year ending December 31, 2016. The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement. Approval of Amendment to Company’s Articles of Incorporation to Increase Authorized Shares of Common Stock. 2. 3. 4. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.investorvote.com/FCAP. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials First Capital Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 08, 2016. g g 02B8GC First Capital Inc. Shareholder Meeting Notice

MMMMMMMMMMMM . Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. 1. Election of Directors: + For Withhold For Withhold For Withhold 01 - Christopher l. Byrd 02 - Mark D. Shireman 03 - Pamela G. Kraft 04 - Michael L. Shireman 05 - Samuel E. Uhl For Against Abstain ForAgainst Abstain 2. The ratification of the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm for First Capital for the fiscal year ending December 31, 2016. 4. Approval of Amendment to Company’s Articles of Incorporation to Increase Authorized Shares of Common Stock. 3. The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 2 7 5 0 4 8 2 02B8FC MMMMMMMMM B A Annual Meeting Proxy Card X IMPORTANT ANNUAL MEETING INFORMATION

. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — First Capital, Inc Notice of 2016 Annual Meeting of Shareholders 220 Federal Drive, Corydon, Indiana 47112 Proxy Solicited by Board of Directors for Annual Meeting – May 18, 2016 William Harrod and Gerald Uhl, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of First Capital, Inc. to be held on May 18, 2016 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Christopher l. Byrd, Mark D. Shireman, Pamela G. Kraft, Michael L. Shireman and Samuel E. Uhl For item 2 The ratification of the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm for First Capital for the fiscal year ending December 31, 2016, FOR item 3 The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement and FOR item 4 Approval of Amendment to Company’s Articles of Incorporation to Increase Authorized Shares of Common Stock. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Standard Time, on May 18, 2016. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/FCAP • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. 1. Election of Directors: + For Withhold For Withhold For Withhold 01 - Christopher l. Byrd 02 - Mark D. Shireman 03 - Pamela G. Kraft 04 - Michael L. Shireman 05 - Samuel E. Uhl For Against Abstain ForAgainst Abstain 2. The ratification of the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm for First Capital for the fiscal year ending December 31, 2016. 4. Approval of Amendment to Company’s Articles of Incorporation to Increase Authorized Shares of Common Stock. 3. The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X2 7 5 0 4 8 1 02B8EC MMMMMMMMM C B A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — First Capital, Inc Notice of 2016 Annual Meeting of Shareholders 220 Federal Drive, Corydon, Indiana 47112 Proxy Solicited by Board of Directors for Annual Meeting – May 18, 2016 William Harrod and Gerald Uhl, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of First Capital, Inc. to be held on May 18, 2016 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Christopher l. Byrd, Mark D. Shireman, Pamela G. Kraft, Michael L. Shireman and Samuel E. Uhl For item 2 The ratification of the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm for First Capital for the fiscal year ending December 31, 2016, FOR item 3 The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement and FOR item 4 Approval of Amendment to Company’s Articles of Incorporation to Increase Authorized Shares of Common Stock. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.